SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 21, 2003
                           ------------------------
                        (Date of earliest event reported)


                              NET PERCEPTIONS, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     000-25781                      41-1844584
------------------          ---------------------             ----------------
(State or Other             (Commission File No.)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)



                7700 France Avenue South, Edina, Minnesota 55435
                ------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                  (952)842-5000
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              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure.
         ---------------------------------------

                  On October 21, 2003, Net Perceptions, Inc. (the "Company") issued a press release announcing, among other things, that its Board of Directors unanimously adopted a Plan of Complete Liquidation and Dissolution (the "Plan"). A copy of the press release is attached hereto as Exhibit 99.1 and the portion thereof relating to the Plan is filed as part of this Form 8-K as such Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(c)      Exhibits

99.1     Press Release issued by Net Perceptions, Inc. on October 21, 2003.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

                  The October 21, 2003 press release also announced the Company's financial results and condition for and as of the three and nine months ended September 30, 2003. The portion of the press release relating to such financial results and condition is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K and is attached hereto as
Exhibit 99.1.

                  The information contained in such press release, and the portion of such Exhibit attached hereto, relating to the Company's financial results and condition, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NET PERCEPTIONS, INC.

                           By: /s/ Thomas M. Donnelly
                               ----------------------------------
Date:  October 21, 2003        Thomas M. Donnelly
                               President


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